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                                                                  EXHIBIT 10.25

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]


                          [LETTERHEAD OF NOVARTIS PHARMA AG]


Biosite Diagnostics Incorporated
11030 Roselle Street
San Diego, CA  92121

Gentlemen:

In the context and pursuit of the parties interactions with respect to the EASY ASSAY LICENSE AGREEMENT and the ANTIBODY LICENSE AGREEMENT entered into by and between Biosite Diagnostics Incorporated ("Biosite") and Sandoz Pharma Ltd. ("Sandoz") on the 22nd of September, 1995 (the "Easy Agreement" and the "Antibody Agreement", respectively), Novartis Pharma AG ("Novartis"), the successor in interest to Sandoz, has requested that Biosite conduct certain development work relating to ***. The purpose of this Letter Agreement is to set forth the terms and conditions under which Biosite will conduct such work and Novartis will make payments to Biosite in regard to the same. (References in this Letter Agreement to the term *** include references to *** and ***, and these terms are used interchangeably).

This Letter Agreement represents an interim arrangement that will allow the parties to initiate the Program while negotiations leading toward a global agreement for the development and marketing of certain diagnostic products to be developed under the Easy Agreement and the Antibody Agreement (as they may be amended) continue. If the parties enter into a global agreement, the Program will be integrated into such global agreement, and any payments made by Novartis to Biosite in accordance with this Letter Agreement prior to the effective date of the global agreement will be credited towards the payment obligations of Novartis in the global agreement. In the event the parties do not enter into such a new global agreement, then the *** which is the subject of this Letter Agreement will continue to


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constitute a CyA Easy Assay and a CyA Assay as defined in, and be subject to the terms and conditions of, the Easy Agreement and the Antibody Agreement respectively, and the *** which is the subject of this Letter Agreement will continue to be subject to such terms and conditions.

The parties hereby agree as follows:

1. Novartis will make payments to Biosite on the dates set forth in the schedule attached hereto as Appendix A ("Schedule"), subject to and in accordance with the following:

     (a) for each of the dates set forth in the Schedule from *** through ***, Novartis will make the corresponding payment on the date set forth in the Schedule;

     (b) for the date set forth in the Schedule on ***, Novartis will make the corresponding payment on such date, provided that the *** of the *** has been demonstrated by Biosite in accordance with the *** set forth in Appendix B attached hereto, to the reasonable satisfaction of Novartis and Biosite (and if such *** is not so demonstrated until after such date, the corresponding payment will be due on the date during the term of this Letter Agreement when it is so demonstrated); and

     (c) for the date set forth in the Schedule on ***, Novartis will make the corresponding payment on such date, provided that the *** has been demonstrated by Biosite in accordance with the *** set forth in Appendix C attached hereto, to the reasonably satisfaction of Novartis and Biosite (and if such *** is not so demonstrated until after such date, the corresponding payment will be due on the date during the term of this Letter Agreement when it is so demonstrated); and

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     (d)  for each of the dates set forth in the Schedule from *** through ***,
Novartis will make the corresponding payment on such date, provided that the *** has been demonstrated as described in clause (b) and (c) above, and in addition the milestone corresponding to such date in the Schedule has been achieved by Biosite to the reasonably satisfaction of Novartis and Biosite (and if such ***, as appropriate, is not so demonstrated or such milestone is not so achieved until after such date, the corresponding payment [subject, in the case of the *** milestone, to reduction as provided in clause (ii) below] will be due on the date during the term of this Letter Agreement when such *** is so demonstrated and such milestone is so achieved). For the milestone on *** or ***, as applicable, described in Appendix A,

          (i) Biosite shall receive a bonus payment of *** that the achievement of the *** milestone is accomplished in advance of ***, provided that the *** listed in Appendix C has also been met to the reasonable satisfaction of both Novartis and Biosite by such earlier date and

          (ii) Novartis shall deduct *** , up to a maximum of *** in which such delay is attributable exclusively to technical hurdles beyond the reasonably control of Biosite.

All payments will be due within fifteen (15) days after receipt by Novartis of an invoice from Biosite in the form of Appendix D attached hereto, but in no case earlier than the date such payment is due in accordance with the foregoing.

2. Biosite will conduct work under the Program in accordance with the schedule of tasks listed in Appendix E attached hereto ("Tasks") and will use diligent efforts consistent with



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the development of other projects undertaken by it to maintain the timelines listed in the Tasks.

3. Unless extended in writing by the parties, this Letter Agreement will terminate on ***. In addition, either party will have the right to terminate this Letter Agreement at any time upon the provision of *** prior written notice to the other. Termination will not relieve either party of any of its obligations to the other accruing prior to the effective date of such termination.

4. This Letter Agreement amends and supplements the provisions of Article 7 of the Antibody Agreement and the corresponding provisions of the Easy Agreement (consisting of the provisions of Article 7 of the Antibody Agreement as incorporated by reference into the Easy Agreement), in that this Letter Agreement provides for the payment by Novartis for certain development work to be conducted by Biosite in regard to the Program, as set forth in greater detail herein. Except as amended and supplemented by this Letter Agreement as described above, the provisions of the Easy Agreement and the Antibody Agreement will remain in full force and effect.

5. This Letter Agreement shall be governed by, interpreted and enforced in accordance with the substantive laws of Switzerland.

6. Any dispute, controversy or claim arising out of, resulting from or relating to this Letter Agreement, or the performance by either party of its obligations under this Letter Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a third party against a party to this Letter Agreement), whether before or after termination of this Letter Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party.
Any such arbitration shall be conducted



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under the Rules of Conciliation and Arbitration of the International Chamber of
Commerce by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be conducted in the English language and shall be held in Basle, Switzerland if brought by Biosite or in San Diego, USA if brought by Novartis. The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other manner in question would be barred by the applicable statute of limitations.

If the above correctly reflects our mutual understanding, please sign below and return one fully executed letter to the undersigned.

Sincerely yours,

Novartis Pharma AG

By      /s/ V. Laanio                       By     Dr. A. Egloff
        ----------------------------               ----------------------------
Title   V. Laanio, Head of Strategy         Title  Legal Counsel
        ----------------------------               ----------------------------
        and Public Affairs
        ----------------------------
Date    November 20, 1997                   Date   November 20, 1997
        ----------------------------               ----------------------------

Agreed and accepted:
Biosite Diagnostics Incorporated

By      /s/ Kim D. Blickenstaff
        ----------------------------
Title   President and Chief
        ----------------------------
        Executive Officer
        ----------------------------
Date    November 20, 1997
        ----------------------------


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                                  APPENDIX A

Payment and Milestone Schedule
PROJECT SIT 115: ***


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                                  APPENDIX B

                                      ***
                                      ***

*** shall be declared when all the following conditions have been met to the reasonable satisfaction of Novartis and Biosite. ***


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                                  APPENDIX C
                                     ***
                                     ***

*** shall be declared when all the following conditions have been met to the reasonable satisfaction of Novartis and Biosite.

                                     ***


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                                  APPENDIX D

Sample Invoice

[COMPANY Letterhead]


[Date]

Novartis Pharma AG
Zentraler Fakureneingang
Attn:  Ms. M. Gnehm
BD&L Contract Administration
Lichtstrasse 35
CH 4002 Basel
Switzerland

Dear Ms. Gnehm:

Re:  Biosite/Novartis/***/Interim Agreement (SIT 115)

This is an invoice requesting payment in connection with the above-captioned agreement between Biosite Diagnostics Incorporated and Novartis Pharma AG.

Novartis Contract Code No.:  [will be assigned by BD&L following execution]

Novartis Creditor No.:  [will be assigned by BD&L following execution]

Reason for Payment:  [please cite specific section or article in the agreement]

Amount and Currency:  [self-explanatory]

Bank Address and Account No.: [insert the name and address of the bank to which the payment should be sent and the account number to which it should be credited]

Sincerely yours,

Biosite Diagnostics Incorporated


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                                   APPENDIX E

Schedule of Tasks

                                      ***



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